EXHIBIT 99.1

LightPath Technologies Appoints Defense Industry Executive Mark Caylor to Board of Directors

Former President of Northrop Grumman’s Mission Systems Sector Brings Extensive Defense Industry Expertise as

LightPath Evolves Into a Mission-Critical Optics Supplier of Choice to Allied Militaries

ORLANDO, FL – October 13, 2025 – LightPath Technologies, Inc. (NASDAQ: LPTH) ("LightPath," the "Company," "we," or "our"), a leading provider of next-generation optics and imaging systems for both defense and commercial applications, today announced the appointment of Mark Caylor to the company’s Board of Directors, effective October 9, 2025.

Mark Caylor is a veteran defense industry executive with over 35 years of experience driving profitable growth, planning and executing technology and corporate strategy, managing capital structure and risk, and leading large organizations. Mr. Caylor recently retired as President of Northrop Grumman’s Mission Systems Sector, a supplier of advanced sensing, processing, and communications technologies for defense and intelligence customers, with operations in the U.S. and Europe. He was previously President, Enterprise Services and Chief Strategy Officer where he led Northrop Grumman’s shared services, corporate strategy, and mergers and acquisitions. He also served as Corporate Vice President and Treasurer, responsible for the company’s liquidity, insurance, and capital structure management. Earlier, Mr. Caylor held leadership roles in banking and capital markets as well as technology development. He joined Northrop Grumman in 2002.

Mr. Caylor began his corporate career in 1988 at Hughes Aircraft Company (later acquired by The Boeing Company), where he led commercial business development initiatives and engineered spacecraft and orbital systems. After earning a bachelor’s degree in aeronautical and astronautical engineering from the Massachusetts Institute of Technology, he obtained a master’s degree in aeronautics and astronautics from the California Institute of Technology and later a master’s degree in business administration from UCLA’s Anderson School of Management.

“We welcome Mark to the board and anticipate an immediate benefit from his guidance, leveraging an extensive background across government, military, private and public sectors,” said Sam Rubin, Chief Executive Officer of LightPath. “After leading an $11 billion technology business with 25,000 employees as President of Northrop Grumman Mission Systems, he is an incredible asset to help guide our vision forward. His experience and relationships on the side of defense primes will also further LightPath’s goals as we execute on our growth strategy in the multi-billion-dollar market for infrared imaging systems.”

Mr. Caylor added: “It is truly a privilege to join LightPath at such an exciting point in its journey to become a global leader in next-generation optics and imaging solutions. The near-term focus on scaling deliveries of cameras and optics across a broad range of applications to a diverse market of verticals, and converting a robust pipeline, position it for success in the quarters and years to come. I am eager to work closely with Sam and the Board as they steward the company to continued operational execution as they strive to build long-term value for fellow stockholders.”

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About LightPath Technologies

LightPath Technologies, Inc. (NASDAQ: LPTH) is a leading provider of next-generation optics and imaging systems for both defense and commercial applications. As a vertically integrated solutions provider with in-house engineering design support, LightPath's family of custom solutions range from proprietary BlackDiamond™ chalcogenide-based glass materials – sold under exclusive license from the U.S. Naval Research Laboratory – to complete infrared optical systems and thermal imaging assemblies. The Company's primary manufacturing footprint is located in Orlando, Florida with additional facilities in Texas, New Hampshire, Latvia and China. To learn more, please visit www.lightpath.com.

Forward-Looking Statements

This press release includes statements that constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "guidance," "plan," "estimate," "will," "would," "project," "maintain," "intend," "expect," "anticipate," "prospect," "strategy," "future," "likely," "may," "should," "believe," "continue," "opportunity," "potential," and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, without limitation, statements regarding: (i) expected purchase orders and anticipated timing for program awards, as well as any resulting impact on our financial performance; (ii) the impact of the G5 acquisition on our business and results of operations, including with respect to the Company's ability to redesign G5's product line; (iii) the performance of our product portfolio and expected market potential with our products as well as expected demand for Germanium-free products; (iv) our ability to generate sustainable revenue growth through 2026 and beyond while also building stockholder value; (v) expectations regarding our ability to secure government and military projects with certain customers; and (vi) our ability to manage supply chain risk. These forward-looking statements are based on information available at the time the statements are made and/or management's good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the likelihood that the Company will need additional capital to sustain its operations in the future and to repay indebtedness; the impact of varying demand for the Company products; the Company's reliance on a few key customers; the ability of the Company to obtain needed raw materials and components from its suppliers; the impact that international tariffs may have on our business and results of operations; the impact of political and other risks as a result of our sales to internal customers and/or our sourcing of materials from international suppliers; general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; geopolitical tensions, the Russian-Ukraine conflict, and the Hamas/ Israel war; the effects of steps that the Company could take to reduce operating costs; the inability of the Company to sustain profitable sales growth, convert inventory to cash, or reduce its costs to maintain competitive prices for its products; circumstances or developments that may make the Company unable to implement or realize the anticipated benefits, or that may increase the costs, of its current and planned business initiatives; and those factors detailed by the Company in its public filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K and other filings with the SEC. Should one or more of these risks, uncertainties, or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations Contact

Lucas A. Zimmerman

MZ Group – MZ North America

LPTH@mzgroup.us

949-259-4987

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